Exhibit 99.2

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004 -NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004 -NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays . Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up - to-date. The Information contained herein is preliminary and is has been prepared solely for information purpose s. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the ass umptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as man ager, co -manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market -makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related deri vatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitati on or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Document s") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained b y contacting the Barclays Trading Desk at (212) 412-2663.

Collateral Cuts for Subprime Pool
FICO DISTRIBUTION

                                             Total Balance
FICO                                         -------------------------             LTV   Adjusted Balance[1]
                                                    Amount        %[2]                                Amount            %[2]
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
FICO NA                                                 --        0.00%         > 65.0                    --            0.00%
0 - 500                                                 --        0.00%         > 65.0                    --            0.00%
500.01 - 550                                            --        0.00%         > 70.0                    --            0.00%
550.01 - 575                                            --        0.00%         > 70.0                    --            0.00%
575.01 - 600                                  7,586,144.63        1.89%         > 70.0          6,505,394.61            1.62%
600.01 - 620                                  8,976,421.63        2.24%         > 70.0          7,929,421.91            1.98%
620.01 - 650                                122,326,575.81       30.53%         > 80.0         52,229,507.16           13.04%
650.01 - 680                                123,119,265.27       30.73%         > 80.0         35,449,307.44            8.85%
680.01 - 700                                 58,612,690.69       14.63%         > 85.0         12,087,695.29            3.02%
700.01 - 750                                 58,153,646.87       14.51%         > 85.0         10,180,059.61            2.54%
750.01 - 800                                 21,715,061.06        5.42%         > 85.0          2,705,125.01            0.68%
800 +                                           178,500.00        0.04%         > 85.0                  0.00            0.00%
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
TOTAL                                       400,668,305.96      100.00%                       127,086,511.03           31.72%
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
FICO: Average                                          671                        Min:                   580            Max:

FICO DISTRIBUTION


FICO                                          WA Loan      WAC    % Covered by      WA FICO        WA LTV           WA DTI
                                              Balance            Mortgage Ins.
-----------------------------------------  ----------   ------   -------------   ----------   -----------   --------------
FICO NA                                            --       --              --           --            --               --
0 - 500                                            --       --              --           --            --               --
500.01 - 550                                       --       --              --           --            --               --
550.01 - 575                                       --       --              --           --            --               --
575.01 - 600                               252,871.49    6.257             n/a          589         78.48            38.48
600.01 - 620                               264,012.40    6.220             n/a          611         78.89            39.66
620.01 - 650                               263,067.90    6.216             n/a          638         82.81            39.74
650.01 - 680                               267,650.58    6.141             n/a          665         81.90            39.90
680.01 - 700                               281,791.78    5.965             n/a          690         82.10            40.56
700.01 - 750                               264,334.76    5.870             n/a          721         81.96            39.77
750.01 - 800                               282,013.78    5.837             n/a          768         81.61            39.11
800 +                                      178,500.00    4.750             n/a          803         85.00            34.51
-----------------------------------------  ----------   ------   -------------   ----------   -----------   --------------
TOTAL                                      268,005.56    6.086             n/a          671         82.07            39.85
-----------------------------------------  ----------   ------   -------------   ----------   -----------   --------------
FICO: Average                                     803

FICO DISTRIBUTION


FICO                                            % SFD/ PUD   % Owner Occ.   % Full Doc   % Cashout Refi

-----------------------------------------   --------------   ------------   ----------   --------------
FICO NA                                                 --             --           --               --
0 - 500                                                 --             --           --               --
500.01 - 550                                            --             --           --               --
550.01 - 575                                            --             --           --               --
575.01 - 600                                         84.11          98.36        47.06            68.80
600.01 - 620                                         97.55          98.58        36.00            64.04
620.01 - 650                                         87.20          98.76        37.74            46.40
650.01 - 680                                         87.30          97.91        25.24            30.30
680.01 - 700                                         81.00          98.86        17.86            31.72
700.01 - 750                                         82.15          98.56        11.70            18.12
750.01 - 800                                         78.36          97.73        10.24            18.73
800 +                                               100.00         100.00         0.00           100.00
-----------------------------------------   --------------   ------------   ----------   --------------
TOTAL                                                85.29          98.42        25.84            34.54
-----------------------------------------   --------------   ------------   ----------   --------------
FICO: Average

DEBT-TO INCOME (DTI) DISTRIBUTION

                                             Total Balance
DTI                                          ---------------------------          FICO   Adjusted Balance[1]
                                                  Amount           %[2]                              Amount            %[2]
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
<= 20                                         6,587,514.13        1.64%          < 550                    --            0.00%
20.001 - 25.00                               11,340,942.53        2.83%          < 550                    --            0.00%
25.001 - 30.00                               23,575,861.23        5.88%          < 575                    --            0.00%
30.001 - 35.00                               48,830,973.90       12.19%          < 575                    --            0.00%
35.001 - 40.00                               87,832,641.12       21.92%          < 600          1,743,366.35            0.44%
40.001 - 45.00                              106,324,767.48       26.54%          < 625          6,494,073.06            1.62%
45.001 - 50.00                              114,189,216.56       28.50%          < 650         39,615,074.85            9.89%
50.001 - 55.00                                1,986,389.01        0.50%          < 675          1,143,389.01            0.29%
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
TOTAL                                       400,668,305.96      100.00%                        48,995,903.27           12.23%
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
DTI: Average                                         39.85                        Min:                  1.38            Max:

DEBT-TO INCOME (DTI) DISTRIBUTION


DTI                                          WA Loan      WAC    % Covered by      WA FICO        WA LTV           WA DTI
                                             Balance            Mortgage Ins.
-----------------------------------------  ----------   ------   -------------   ----------   -----------   --------------
<= 20                                      274,479.76    6.298             n/a          662         84.53            14.48
20.001 - 25.00                             226,818.85    6.329             n/a          670         82.24            22.73
25.001 - 30.00                             264,897.32    6.131             n/a          670         82.10            28.09
30.001 - 35.00                             265,385.73    6.027             n/a          671         82.38            33.00
35.001 - 40.00                             264,556.15    6.074             n/a          674         82.17            37.48
40.001 - 45.00                             267,147.66    6.121             n/a          673         82.23            42.51
45.001 - 50.00                             277,832.64    6.038             n/a          670         81.79            47.52
50.001 - 55.00                             283,769.86    6.245             n/a          657         67.33            51.75
-----------------------------------------  ----------   ------   -------------   ----------   -----------   --------------
TOTAL                                      268,005.56    6.086             n/a          671         82.07            39.85
-----------------------------------------  ----------   ------   -------------   ----------   -----------   --------------
DTI: Average                                    54.88

DEBT-TO INCOME (DTI) DISTRIBUTION


DTI                                            % SFD/ PUD   % Owner Occ.   % Full Doc   % Cashout Refi

-----------------------------------------   --------------   ------------   ----------   --------------
<= 20                                                93.78          97.01        14.78            56.90
20.001 - 25.00                                       92.65          97.28        19.18            41.42
25.001 - 30.00                                       90.29          98.64        15.80            42.92
30.001 - 35.00                                       87.39          98.00        21.79            41.19
35.001 - 40.00                                       86.47          99.17        26.61            31.67
40.001 - 45.00                                       84.02          99.41        24.86            32.34
45.001 - 50.00                                       83.11          97.65        31.04            31.72
50.001 - 55.00                                       45.48          74.83        39.84            66.23
-----------------------------------------   --------------   ------------   ----------   --------------
TOTAL                                                85.29          98.42        25.84            34.54
-----------------------------------------   --------------   ------------   ----------   --------------
DTI: Average

LOAN-TO- VALUE (LTV) DISTIBUTION

                                             Total Balance
LTV                                          ---------------------------             DTI   Adjusted Balance[1]
                                                    Amount         %[2]                                Amount            %[2]
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
< 60.00                                       4,428,366.83        1.11%           > 50            240,000.00            0.06%
60.01 - 70.00                                10,501,634.56        2.62%           > 50          1,174,990.83            0.29%
70.01 - 80.00                               251,423,153.72       62.75%           > 50            571,398.18            0.14%
80.01 - 85.00                                40,352,354.06       10.07%           > 50                  0.00            0.00%
85.01 - 90.00                                70,115,656.59       17.50%           > 50                  0.00            0.00%
90.01 - 95.00                                23,847,140.20        5.95%           > 50                  0.00            0.00%
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
TOTAL                                       400,668,305.96      100.00%                         1,986,389.01            0.50%
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
LTV: Average                                         82.07        Min:           31.75                  Max:           95.00

LOAN-TO- VALUE (LTV) DISTIBUTION


LTV                                            WA Loan      WAC   % Covered by      WA FICO        WA LTV           WA DTI
                                               Balance            Mortgage Ins.
-----------------------------------------  ----------   ------   -------------   ----------   -----------   --------------
< 60.00                                    246,020.38    5.999             n/a          646         52.04            33.64
60.01 - 70.00                              262,540.86    5.915             n/a          664         66.51            40.33
70.01 - 80.00                              255,251.93    6.041             n/a          675         79.60            40.70
80.01 - 85.00                              310,402.72    5.826             n/a          675         84.36            38.59
85.01 - 90.00                              295,846.65    6.274             n/a          663         89.55            38.33
90.01 - 95.00                              280,554.59    6.530             n/a          664         94.69            38.46
-----------------------------------------  ----------   ------   -------------   ----------   -----------   --------------
TOTAL                                      268,005.56    6.086             n/a          671         82.07            39.85
-----------------------------------------  ----------   ------   -------------   ----------   -----------   --------------
LTV: Average

LOAN-TO- VALUE (LTV) DISTIBUTION


LTV                                            % SFD/ PUD    % Owner Occ   % Full Doc   % Cashout Refi

-----------------------------------------  --------------   ------------   ----------   --------------
< 60.00                                             70.37         100.00        13.32            91.67
60.01 - 70.00                                       82.98          93.14        16.29            86.51
70.01 - 80.00                                       86.43          99.48        24.70            19.21
80.01 - 85.00                                       88.89          94.67        23.99            54.73
85.01 - 90.00                                       78.88          97.21        26.67            60.09
90.01 - 95.00                                       89.87          99.17        45.10            53.41
-----------------------------------------  --------------   ------------   ----------   --------------
TOTAL                                               85.29          98.42        25.84            34.54
-----------------------------------------  --------------   ------------   ----------   --------------
LTV: Average

[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc. All other cuts except the adjusted balance are only for the main bucket

[2]   Percent of the Aggregate Principal Balance - calculated automatically.

GEOGRAPHIC CONCENTRATION - TOP 12 STATES

                                            Total Balance
STATE                                       --------------------------         WA Loan                   WAC    % Covered by
                                                    Amount        %[2]         Balance                         Mortgage Ins.
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
California                                  272,690,874.13       68.06%     298,348.88                 6.032             n/a
Washington                                   14,648,304.18        3.66%     206,314.14                 6.151             n/a
Colorado                                     13,696,356.56        3.42%     198,497.92                 6.150             n/a
New York                                     12,450,312.30        3.11%     319,238.78                 6.244             n/a
Massachusetts                                11,838,524.61        2.95%     295,963.12                 6.126             n/a
Nevada                                       10,265,069.71        2.56%     228,112.66                 6.105             n/a
Arizona                                       7,539,514.65        1.88%     193,320.89                 6.282             n/a
Hawaii                                        6,332,391.49        1.58%     287,835.98                 5.952             n/a
Illinois                                      5,641,390.65        1.41%     245,277.85                 6.604             n/a
Michigan                                      5,466,638.08        1.36%     210,255.31                 6.115             n/a
Oregon                                        4,794,566.76        1.20%     171,234.53                 6.071             n/a
Georgia                                       4,624,381.01        1.15%     184,975.24                 6.217             n/a
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
Total:                                      400,668,305.96       92.34%     268,005.56                 6.086             n/a

GEOGRAPHIC CONCENTRATION - TOP 12 STATES


STATE                             WA FICO   WA LTV          WA DTI   % SFD/ PUD   % Owner Occ       % Full Doc   % Cashout Refi

-----------------------------  ----------   ------   -------------   ----------   -----------   --------------   --------------
California                            673    81.69           39.77        87.28         98.57            22.16            34.54
Washington                            671    82.01           40.77        94.69         96.03            31.51            27.62
Colorado                              670    82.40           40.49        95.59        100.00            28.83            31.58
New York                              671    85.43           38.41        69.84        100.00            18.15            43.74
Massachusetts                         675    81.70           41.59        34.45         98.06            38.02            36.18
Nevada                                661    83.55           41.26        98.85         96.58            32.11            32.75
Arizona                               654    82.24           38.59        95.35        100.00            33.61            30.29
Hawaii                                680    81.93           40.29        73.07        100.00            33.90            12.96
Illinois                              669    79.85           43.01        52.63         97.77            53.12            26.69
Michigan                              662    85.06           38.98        84.17         92.76            30.64            48.97
Oregon                                665    80.03           38.34        91.88         93.58            37.75            35.51
Georgia                               680    81.58           42.04        94.55         97.30            34.96            20.81
-----------------------------  ----------   ------   -------------   ----------   -----------   --------------   --------------
Total:                                671    82.07           39.85        85.29         98.42            25.84            34.54

PRINCIPAL BALANCE

                                             Total Balance
Scheduled Principal Balance                  -------------------------         WA Loan                   WAC    % Covered by
                                                    Amount        %[2]         Balance                         Mortgage Ins.
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
0 - $50K                                                --        0.00%             --                    --             n/a
$51 - $200K                                  71,008,532.05       17.72%     150,123.75                 6.216             n/a
$200.1 - $250K                               49,576,162.32       12.37%     225,346.19                 6.140             n/a
$250.1 - $300K                               63,941,533.27       15.96%     273,254.42                 6.096             n/a
$300.1 - $400K                              143,524,230.86       35.82%     345,841.52                 6.082             n/a
$400.1 - $500K                               52,544,958.67       13.11%     445,296.26                 6.041             n/a
$500.1 - $600K                               14,811,167.76        3.70%     548,561.77                 5.616             n/a
$600.1 - $700K                                4,512,128.37        1.13%     644,589.77                 5.395             n/a
$700.1 - $800K                                  749,592.66        0.19%     749,592.66                 6.500             n/a
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
TOTAL                                       400,668,305.96      100.00%     268,005.56                 6.086             n/a
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
Principal Balance: Average                                     268,006            Min:                58,500            Max:

PRINCIPAL BALANCE


Scheduled Principal Balance         WA FICO   WA LTV          WA DTI   % SFD/ PUD   % Owner Occ       % Full Doc   % Cashout Refi

-------------------------------  ----------   ------   -------------   ----------   -----------   --------------   --------------
0 - $50K                                 --       --              --           --            --               --               --
$51 - $200K                             669    80.87           39.47        85.67         97.78            33.25            26.85
$200.1 - $250K                          671    81.13           39.33        78.16         97.20            28.19            30.67
$250.1 - $300K                          673    82.16           39.29        87.66         98.34            21.56            35.49
$300.1 - $400K                          672    82.36           40.45        86.23         99.05            19.65            34.32
$400.1 - $500K                          667    83.92           39.33        85.57         98.18            27.75            45.73
$500.1 - $600K                          682    81.72           41.16        85.81        100.00            45.04            41.01
$600.1 - $700K                          692    80.86           40.62        86.49        100.00            43.84            29.64
$700.1 - $800K                          636    78.95           49.90       100.00        100.00           100.00           100.00
-------------------------------  ----------   ------   -------------   ----------   -----------   --------------   --------------
TOTAL                                   671    82.07           39.85        85.29         98.42            25.84            34.54
-------------------------------  ----------   ------   -------------   ----------   -----------   --------------   --------------
Principal Balance: Average            749,593

DOCUMENTATION TYPE

                                            Total Balance
Doc Type                                    --------------------------         WA Loan                   WAC    % Covered by
                                                    Amount        %[2]         Balance                         Mortgage Ins.
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
Full                                        103,548,556.76       25.84%     256,308.31                 5.879             n/a
No Income Verification                      284,928,688.84       71.11%     271,878.52                 6.162             n/a
No Documentation                             12,191,060.36        3.04%     283,513.03                 6.055             n/a
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
TOTAL                                       400,668,305.96      100.00%     268,005.56                 6.086             n/a

DOCUMENTATION TYPE


Doc Type                                       WA FICO   WA LTV          WA DTI   % SFD/ PUD   % Owner Occ   % Cashout Refi

-----------------------------------------   ----------   ------   -------------   ----------   -----------   --------------
Full                                               655    83.03           41.06        82.94         98.14            37.54
No Income Verification                             678    81.66           39.75        85.65         98.72            32.82
No Documentation                                   657    83.44           32.07        96.80         93.74            49.47
-----------------------------------------   ----------   ------   -------------   ----------   -----------   --------------
TOTAL                                              671    82.07           39.85        85.29         98.42            34.54

PROPERTY TYPE

                                            Total Balance
Property Type                               --------------------------         WA Loan                   WAC    % Covered by
                                                    Amount        %[2]         Balance                         Mortgage Ins.
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
Single Family Residence                     293,230,990.28       73.19%     270,010.12                 6.076             n/a
PUD                                          48,495,503.75       12.10%     260,728.51                 6.048             n/a
Condo                                        32,141,222.96        8.02%     238,083.13                 6.039             n/a
2-4 Family                                   26,800,588.97        6.69%     304,552.15                 6.312             n/a
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
 TOTAL                                      400,668,305.96      100.00%     268,005.56                 6.086             n/a

PROPERTY TYPE


Property Type                                 WA FICO   WA LTV          WA DTI   % Owner Occ   % Full Doc   % Cashout Refi

-----------------------------------------  ----------   ------   -------------   ----------   -----------   --------------
Single Family Residence                           670    82.22           39.65        98.75         24.42            35.33
PUD                                               670    81.20           39.33        99.28         29.43            28.01
Condo                                             678    82.28           41.26        98.84         32.45            31.17
2-4 Family                                        680    81.73           41.38        92.74         26.99            41.85
-----------------------------------------  ----------   ------   -------------   ----------   -----------   --------------
 TOTAL                                            671    82.07           39.85        98.42         25.84            34.54

PMI - PRIMARY MORTGAGE INSURANCE

                                             Total Balance
Mortgage Insurance                           -------------------------         WA Loan                   WAC    % Covered by
                                                    Amount        %[2]         Balance                         Mortgage Ins.
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
Loans >80 LTV w/MI                                                 n/a    #VALUE!  n/a                   n/a             n/a
Loans >80 LTV w/o MI                                               n/a    #VALUE!  n/a                   n/a             n/a
Other                                                              n/a    #VALUE!  n/a                   n/a             n/a
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
TOTAL                                                              n/a    #VALUE!  n/a                   n/a             n/a

PMI - PRIMARY MORTGAGE INSURANCE


Mortgage Insurance                   WA FICO   WA LTV          WA DTI   % Owner Occ  % Cashout Refi    % Full Doc       Is MI down
                                                                                                                         to 60 LTV
--------------------------------- ----------   ------   -------------   ----------   -----------   --------------   --------------
Loans >80 LTV w/MI                       n/a      n/a             n/a          n/a           n/a              n/a              n/a
Loans >80 LTV w/o MI                     n/a      n/a             n/a          n/a           n/a              n/a              n/a
Other                                    n/a      n/a             n/a          n/a           n/a              n/a              n/a
--------------------------------- ----------   ------   -------------   ----------   -----------   --------------   --------------
TOTAL                                    n/a      n/a             n/a          n/a           n/a              n/a              n/a

LOAN BALANCE

                                             Total Balance
Loan Purpose                                 -------------------------         WA Loan                   WAC    % Covered by
                                                    Amount        %[2]         Balance                         Mortgage Ins.
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
Purchase                                    239,533,120.03       59.78%     261,784.83                 6.079             n/a
Refinance - Cashout                         138,408,281.57       34.54%     285,377.90                 6.138             n/a
Refinance - Rate Term                        22,726,904.36        5.67%     239,230.57                 5.835             n/a
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
Total:                                      400,668,305.96      100.00%     268,005.56                 6.086             n/a


LOAN BALANCE


Loan Purpose                                 WA. FICO   WA. LTV         WA DTI   % SFD/ PUD   % Owner Occ

-----------------------------------------  ----------   ------   -------------   ----------   -----------
Purchase                                          679    81.84           40.34        85.34         98.78
Refinance - Cashout                               659    82.45           39.09        84.66         97.73
Refinance - Rate Term                             670    82.10           39.42        88.55         98.73
-----------------------------------------  ----------   ------   -------------   ----------   -----------
Total:                                            671    82.07           39.85        85.29         98.42

COLLATERAL TYPE - FIXED/FLOATING

                                             Total Balance
                                             -------------------------         WA Loan                   WAC    % Covered by
                                                    Amount        %[2]         Balance                         Mortgage Ins.
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
ARM - 1 Month LIBOR/10 Year Interest-Only    27,062,785.46        6.75%     351,464.75                 4.905             n/a
ARM - 2 Year/6 Month/2 Year Interest-Only   351,971,042.17       87.85%     263,057.58                 6.171             n/a
ARM - 3 Year/6 Month/3 Year Interest-Only    21,634,478.33        5.40%     270,430.98                 6.176             n/a
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
Total:                                      400,668,305.96      100.00%     268,005.56                 6.086             n/a

COLLATERAL TYPE - FIXED/FLOATING


                                                 WA FICO   WA LTV          WA DTI   % SFD/ PUD   % Owner Occ   % Cashout Refi

-----------------------------------------     ----------   ------   -------------   ----------   -----------   --------------
ARM - 1 Month LIBOR/10 Year Interest-Only            712    80.94           41.36        83.31         99.08            36.79
ARM - 2 Year/6 Month/2 Year Interest-Only            669    82.22           39.79        85.37         98.58            33.95
ARM - 3 Year/6 Month/3 Year Interest-Only            665    81.05           39.04        86.40         94.90            41.38
-----------------------------------------     ----------   ------   -------------   ----------   -----------   --------------
Total:                                               671    82.07           39.85        85.29         98.42            34.54

COLLATERAL TYPE - FIXED/FLOATING


                                                        Index         Margin

-----------------------------------------      --------------   ------------
ARM - 1 Month LIBOR/10 Year Interest-Only                 LM1          3.754
ARM - 2 Year/6 Month/2 Year Interest-Only                 LM6          5.440
ARM - 3 Year/6 Month/3 Year Interest-Only                 LM6          5.446
-----------------------------------------      --------------   ------------
Total:                                                    LM6          5.327

LIEN STATUS

                                             Total Balance
Lien Status                                  -------------------------         WA Loan                   WAC    % Covered by
                                                    Amount        %[2]         Balance                         Mortgage Ins.
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
1st Lien                                    400,668,305.96      100.00%     268,005.56                 6.086             n/a
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
TOTAL                                       400,668,305.96      100.00%     268,005.56                 6.086             n/a

LIEN STATUS


Lien Status                                    WA FICO   WA LTV          WA DTI   % SFD/ PUD   % Owner Occ   % Cashout Refi

-----------------------------------------   ----------   ------   -------------   ----------   -----------   --------------
1st Lien                                           671    82.07           39.85        85.29         98.42            34.54
-----------------------------------------   ----------   ------   -------------   ----------   -----------   --------------
TOTAL                                              671    82.07           39.85        85.29         98.42            34.54

OCCUPANCY TYPE

                                             Total Balance
Occupancy Type                               -------------------------         WA Loan                   WAC    % Covered by
                                                    Amount        %[2]         Balance                         Mortgage Ins.
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
Primary Residence                           394,327,706.39       98.42%     268,615.60                 6.078             n/a
Investment                                    3,412,268.13        0.85%     227,484.54                 6.547             n/a
Second Home                                   2,928,331.44        0.73%     244,027.62                 6.634             n/a
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
TOTAL                                       400,668,305.96      100.00%     268,005.56                 6.086             n/a

OCCUPANCY TYPE


Occupancy Type                               WA. FICO   WA LTV          WA DTI   % SFD/ PUD   % Owner Occ   % Cashout Refi

-----------------------------------------  ----------   ------   -------------   ----------   -----------   --------------
Primary Residence                                 671    82.06           39.84        85.64        100.00            34.30
Investment                                        682    79.46           44.06        42.94          0.00            50.59
Second Home                                       663    86.64           37.02        87.27          0.00            48.22
-----------------------------------------  ----------   ------   -------------   ----------   -----------   --------------
TOTAL                                             671    82.07           39.85        85.29         98.42            34.54

PREPAYMENT PENALTY

                                             Total Balance
Prepayment Charges Term at Origination       -------------------------         WA Loan                   WAC    % Covered by
                                                    Amount        %[2]         Balance                         Mortgage Ins.
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
0 Months                                     84,294,583.28       21.04%     290,670.98                 5.949             n/a
12 Months                                     7,517,285.87        1.88%     268,474.50                 6.374             n/a
24 Months                                   295,047,080.98       73.64%     262,497.40                 6.115             n/a
36 Months                                    13,809,355.83        3.45%     260,553.88                 6.130             n/a
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
TOTAL                                       400,668,305.96      100.00%     268,005.56                 6.086             n/a

PREPAYMENT PENALTY


Prepayment Charges Term at Origination              WA   WA LTV          WA DTI        % SFD       % Owner        % Cashout
                                                  FICO                                 / PUD           Occ             Refi
-----------------------------------------   ----------   ------   -------------   ----------   -----------   --------------
0 Months                                           684    82.44           40.41        78.02         98.18            36.68
12 Months                                          666    81.36           40.20        84.32         96.62            49.55
24 Months                                          668    82.10           39.69        87.42         98.83            32.97
36 Months                                          662    79.44           39.81        84.69         92.01            46.94
-----------------------------------------   ----------   ------   -------------   ----------   -----------   --------------
TOTAL                                              671    82.07           39.85        85.29         98.42            34.54

COLLATERAL DESCRIPTION BY LOAN GROUP

Loan Group                                       Loan Type       Index            % of                 Gross             Net
                                                                                  Pool                   WAC             WAC
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
Group 1                                           MORTGAGE   LIBOR_6MO           62.07                 6.136           5.616
Group 2                                           MORTGAGE   LIBOR_6MO           37.93                 6.003           5.483
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
TOTAL                                             MORTGAGE   LIBOR_6MO          100.00                 6.086           5.566

COLLATERAL DESCRIPTION BY LOAN GROUP

Loan Group                    WAM   Seasoning        Gross          Net          Rate              Max      Mos to Roll
                            (mos)                   Margin       Margin          Caps             Rate
---------------------  ----------   ------   -------------   ----------   -----------   --------------   --------------
Group 1                       354        4           5.371        4.851         1.568           13.139               20
Group 2                       350        4           5.255        4.735         1.656           13.015               19
---------------------  ----------   ------   -------------   ----------   -----------   --------------   --------------
TOTAL                         352        4           5.327        4.807         1.601           13.092               20

SECTION 32 LOANS

                                             Total Balance
                                             -------------------------         WA Loan                   WAC    % Covered by
                                                    Amount        %[2]         Balance                         Mortgage Ins.
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
Section 32 Loans                                       n/a        0.00%            n/a                   n/a             n/a
-----------------------------------------   --------------   ---------    ------------   -------------------   -------------
Total                                                  n/a        0.00%            n/a                   n/a             n/a

SECTION 32 LOANS


                                              WA FICO   WA LTV          WA DTI   % SFD/ PUD   % Owner Occ   % Cashout Refi

-----------------------------------------  ----------   ------   -------------   ----------   -----------   --------------
Section 32 Loans                                  n/a      n/a             n/a          n/a           n/a              n/a
-----------------------------------------  ----------   ------   -------------   ----------   -----------   --------------
Total                                             n/a      n/a             n/a          n/a           n/a              n/a

---------------------------------------------------------------
MSA                                                        %[2]
---------------------------------------------------------------
94544                 3,883,051.24                  0.97
95122                 3,679,089.79                  0.92
94531                 3,665,488.36                  0.91
93905                 3,419,706.10                  0.85
95127                 2,810,386.59                  0.70
Other               383,210,583.88                  95.64
Total:              400,668,305.96                  100.00
---------------------------------------------------------------


----------------------------------------------------------------
TOP 5 ORIGINATORS                       SERVICERS
----------------------------------------------------------------
       Originator         %[2]           Servicer          %[2]
----------------------------------------------------------------


STRESS ANALYSIS

Rating Agency Base Case Loss Expectations

-----------------------------------------------------------------------------------------------------------------------------------
        Standard & Poors: Analyst Name :                                    Moody's: Analyst Name :
-----------------------------------------------------------------------------------------------------------------------------------
                   Foreclosure Frequency     Loss Severity   Cum Losses       Foreclosure Frequency     Loss Severity   Cum Losses
-----------------------------------------------------------------------------------------------------------------------------------
AA
A
A-
BBB+
BBB
BBB-
B
-----------------------------------------------------------------------------------------------------------------------------------

Assuming forward LIBOR and Loss Severity depending on MI (see table on the side for Loss Severity assumption); 100% advance of P&I; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.


-------------------------------------------------------------------------------------------------------------------------------
       Breakeven CDR                  Cumulative Losses                       Mortgage Insurance (MI) Coverage  Loss Severity %
              25 CPR  40 CPR  60 CPR             25 CPR  40 CPR  60 CPR                                   None             0.50
-------------------------------------------------------------------------------------------------------------------------------
AA                                                                           >70% Loans w/ >80 LTV down to 80%             0.45
A                                                                        50 - 70% Loans w/ >80 LTV down to 80%             0.40
A-                                                                       50 - 70% Loans w/ >80 LTV down to 60%             0.35
BBB+                                                                                 >70% LTV >80% down to 60%             0.30
BBB
BBB-
-------------------------------------------------------------------------------------------------------------------------------